UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160
Henderson, Nevada		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 941-8047

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2022, CleanSpark, Inc., a Nevada corporation (the “Company”), entered into a Hosting Agreement (the “Agreement”) with Lancium LLC (“Lancium”). Pursuant to the Agreement, Lancium has agreed to host, power and provide maintenance and other related services to certain of the Company’s cryptocurrency mining equipment at its facility located in Abilene, Texas (collectively, the “Services”).

Pursuant to the Agreement, Lancium will provide 200 megawatts (“MW”) of power for use by the Company’s mining equipment. For a period of two and a half years following the operations commencement date under the Agreement, the Company will have an option to increase its power draw by any amount that would cause its total power draw not to exceed the lesser of 500 MW or 40% of the aggregate capacity of all facilities owned and operated by Lancium. As consideration for the Services, the Company shall pay Lancium power charge fees based on kilowatt hours consumed by the Company’s equipment and hosting fees based on power consumed, subject to service level adjustments and credits. The Agreement further provides that through December 31, 2023, Lancium will not enter into any all-in fixed price agreements with other customers of certain of its facilities with the same or less power draw as the Company that contains more favorable terms for the fixed all-in price than those in this Agreement, unless the Company has been provided with the same fixed price under the Agreement.

The Agreement has an initial term of five years from the operations commencement date (unless terminated earlier in accordance with the terms of the Agreement), after which it will renew automatically for two-year periods unless either party provides notice of non-renewal at least ninety days prior to the expiration of the term or renewal term, as applicable.

The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the complete text of such Agreement, a copy of which will be filed as an exhibit to the Company’s next periodic report.

Item 7.01 Regulation FD Disclosure.

On March 31, 2022, the Company issued a press release announcing the Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K (“Current Report”).

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in the Current Report may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in the Current Report, include but are not limited to statements regarding our future results of operations and financial position, the timing of the availability of the MW provided under the Agreement, the Company’s expected hashrate, availability of mining equipment, industry and business expectations, sustainability, business strategy, plans, market growth and our objectives for future operations.

The forward-looking statements in the Current Report are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: risks described in the Company's earnings releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in the Current Report are based upon information available to us as of the date of the Current Report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

These forward-looking statements speak only as of the date of this Current Report. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this Current Report, whether as a result of any new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of March 31, 2022*
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CleanSpark, Inc.

Date:	March 31, 2022	By:	/s/ Zachary Bradford
Zachary Bradford, Chief Executive Officer